UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 25, 2016

Date of Report (Date of earliest event reported)

INVIVO THERAPEUTICS HOLDINGS CORP.

(Exact Name of Registrant as Specified in Charter)

Nevada	001-37350	36-4528166
(State or Other	(Commission File Number)	(IRS Employer
Jurisdiction of Incorporation)		Identification No.)

One Kendall Square, Suite B14402

Cambridge, Massachusetts 02139

(Address of Principal Executive Offices)  (Zip Code)

(617) 863-5500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Forward-looking Statements

Statements in Exhibit 99.1 on this Current Report on Form 8-K may be “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “believe,” “anticipate,” “intend,” “estimate,” “will,” “may,” “should,” “expect,” “designed to,” “potentially,” and similar expressions as they relate to InVivo Therapeutics Holdings Corp. (the “Company”) or its management, identify forward looking statements, which include statements regarding the Company’s product development strategy, the Company’s clinical and operational milestones, the safety and effectiveness of the Neuro-Spinal Scaffold, progress toward achievement of the Objective Performance Criterion (OPC) for The INSPIRE Study, projections of cash reserves, the timing of the submission of the Humanitarian Device Exemption (HDE) and the likelihood of approval. Any forward-looking statements contained therein are based on current expectations, and are subject to a number of risks and uncertainties. Factors that could cause actual future results to differ materially from current expectations include, but are not limited to, risks and uncertainties relating to the Company’s ability to successfully open additional clinical sites for enrollment and to enroll additional patients; the timing of the Institutional Review Board process; the Company’s ability to achieve the OPC on a timely basis, or at all; the Company’s ability to obtain FDA approval; the Company’s ability to commercialize its products; the likelihood that current funds are sufficient to continue the Company’s operations through the end of 2017; and other risks associated with the Company’s business, research, product development, regulatory approval, marketing and distribution plans and strategies identified and described in more detail in the Company’s Annual Report on Form 10-K for the year ended December 31, 2015 and its other filings with the Securities and Exchange Commission, including the Company’s Form 10-Qs and current reports on Form 8-K. The Company does not undertake to update these forward-looking statements.

Item 7.01.     Regulation FD Disclosure.

On May 25, 2016, Mark Perrin, the Chief Executive Officer and Chairman of the Board of Directors of InVivo Therapeutics Holdings Corp. (the “Company”) participated in an interview with BioNap, which was published on May 25, 2016. A full transcript of the interview is attached as Exhibit 99.1 to this Current Report on Form 8-K. The Company undertakes no obligation to update the information discussed in the interview in the future, except as may be required by law.

The information contained in this Item 7.01 and in Exhibit 99.1 referenced herein is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 (the “Exchange Act”) or incorporated by reference in any filing under the Securities Act of 1933, as amended or the Exchange Act, unless the Company expressly so incorporates such information by reference.

Item 9.01.     Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit
Number	Description

99.1	Transcript of Interview with BioNap, dated May 25, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVIVO THERAPEUTICS HOLDINGS CORP.

Date: May 25, 2016	By:	/s/ Tamara Joseph
	Name:	Tamara Joseph
	Title:	SVP, General Counsel & Chief Compliance Officer

Exhibit Index

Exhibit
Number	Description

99.1	Transcript of Interview with BioNap, dated May 25, 2016.